                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                       EXCHANGE ACT OF 1934, AS AMENDED.

    Filed by the Registrant /X/

    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
    / / Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

                                    COMPUTRON SOFTWARE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, If Other Than Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                            COMPUTRON SOFTWARE, INC.

                               301 Route 17 North

                          Rutherford, New Jersey 07070

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 10, 1998

TO OUR STOCKHOLDERS:

    The annual meeting of stockholders (the "Annual Meeting") of Computron Software, Inc. (the "Company") will be held at the Meadowlands Hilton, 2 Harmon Plaza, Secaucus, New Jersey, telephone number (201) 348-6900 on June 10, 1998, at 9:00 a.m. for the following purposes:

(1)        To elect eight directors to serve until the next Annual Meeting or until their respective successors shall have been duly elected and qualified;
(2)        To approve the 1998 Stock Option Plan;
(3)        To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for 1998; and
(4)        To transact such other business as may properly come before the Annual Meeting.

    Only stockholders of record at the close of business on May 5, 1998 are entitled to notice of and to vote at the Annual Meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at the corporate headquarters at the address above.

    Whether or not you expect to attend the Annual Meeting, your proxy vote is important. To assure your representation at the Annual Meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. A copy of the Company's Annual Report for the year 1997 is enclosed.

                                          By Order of the Board of Directors,

                                          John A. Rade

                                          Chief Executive Officer and President

Rutherford, New Jersey

April 30, 1998

                  IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD
                       BE COMPLETED AND RETURNED PROMPTLY

                            COMPUTRON SOFTWARE, INC.

                     PROXY STATEMENT FOR ANNUAL MEETING OF

                                  STOCKHOLDERS

                                 JUNE 10, 1998

    This Proxy Statement is furnished to stockholders of record of Computron Software, Inc. (the "Company") as of the close of business on May 5, 1998 in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or "Board") for use at the Annual Meeting of Stockholders to be held on June 10, 1998 (the "Annual Meeting").

    Shares cannot be voted at the meeting unless the owner is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the meeting will be voted at the meeting or any adjournment thereof in accordance with instructions thereon, or if no instructions are given, will be voted "FOR" the election of the named nominees as Directors of the Company, "FOR" the approval of the 1998 Stock Option Plan, "FOR" the approval of the Company's independent public accountants, and will be voted in accordance with the best judgment of the persons appointed as proxies with respect to other matters which properly come before the Annual Meeting. Any person giving a proxy may revoke it by written notice to the Company at any time prior to exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a stockholder who attends the meeting may withdraw his or her proxy and vote in person. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted as votes "AGAINST" in tabulations of the votes cast on each of the proposals presented at the Annual Meeting, whereas broker non-votes will not be counted and therefore will not affect the vote with respect to any such proposal.

    The Annual Report of the Company (which does not form a part of the proxy solicitation materials), including the Annual Report on Form 10-K with the financial statements of the Company for the fiscal year ended December 31, 1997, is being distributed concurrently herewith to stockholders. The expense of this proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or other means by directors or employees of the Company or its subsidiaries without additional compensation. The Company will reimburse brokerage firms and other nominees, custodians and fiduciaries for costs incurred by them in mailing proxy materials to the beneficial owners of shares held of record by such persons.

    The mailing address of the principal executive offices of the Company is 301 Route 17 North, Rutherford, New Jersey 07070. This Proxy Statement and the accompanying form of proxy are being mailed to the stockholders of the Company on or about May 7, 1998.

                               VOTING SECURITIES

    The Company has only one class of voting securities, its common stock, par value $0.01 per share (the "Common Stock"). At the Annual Meeting, each stockholder of record at the close of business on May 5, 1998 will be entitled to one vote for each share of Common Stock owned on that date as to each matter presented at the Annual Meeting. On April 10, 1998, 23,778,980 shares of Common Stock were outstanding. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at the principal executive offices of the Company at the address specified above.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the Annual Meeting for the election of the eight nominees named below as Directors of the Company to serve until the next Annual Meeting or until their successors are duly elected and qualified. If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees. The Board of Directors does not currently anticipate that any nominee will be unable to be a candidate for election.

    The Board of Directors currently has eight members, all of whom were elected to the Board of Directors by the stockholders at the 1997 annual stockholders meeting, and are nominees for election. Each director shall serve until the next Annual Meeting or until their respective successors shall have been duly elected and qualified. The affirmative vote of a majority of the Company's outstanding Common Stock represented and voting at the Annual Meeting is required to elect the Directors.

NOMINEES FOR ELECTION AS DIRECTORS

    The following information with respect to the principal occupation or employment, other affiliations and business experience of each nominee during the last five years has been furnished to the Company by such nominee. Except as indicated, each of the nominees has had the same principal occupation for the last five years.

    ELIAS TYPALDOS, 47, a founder of the Company, has been Senior Vice President, Research and Development and a director since the Company's formation in 1978. He has served as Chairman of the Board of Directors since March 1997.

    JOHN A. RADE, 63, joined the Company as a Director, President and Chief Executive Officer in February 1997. Prior to joining the Company, Mr. Rade, was from April 1995, a Vice President of American Management Systems, Inc., an international consulting company, and was also still active at S-Cubed International, a company in the client server system development and consulting market, which he founded in February 1990.

    GENNARO VENDOME, 51, a founder of the Company, has been a Vice President and a director since the Company's formation in 1978. Mr. Vendome was Treasurer of the Company from 1981 until 1991 and Secretary of the Company from 1982 until 1991.

    GREGORY KOPCHINSKY, 46, has been a director since 1994. Mr. Kopchinsky is a partner of the venture capital partnership Canaan Partners, which through its affiliates is a principal stockholder of the Company. Mr. Kopchinsky joined Canaan Partners as a General Partner in 1990. From 1984 to 1990, he was a Vice President at J. P. Morgan with principal responsibility for private debt and equity financings. Prior to joining J. P. Morgan, Mr. Kopchinsky was an attorney with Davis Polk & Wardwell specializing in complex financing transactions.

    ROBERT MIGLIORINO, 47, has been a director since 1991. Mr. Migliorino is a founding partner of the venture capital partnership Canaan Partners, which through its affiliates is a principal stockholder of the Company. Prior to establishing Canaan Partners in 1987, he spent 15 years with General Electric Co. in their Drive Systems, Industrial Control, Power Delivery, Information Services and Venture Capital businesses.

    MICHEL BERTY, 58, has been a director since August 1996. From September 1992 until March 1997, Mr. Berty was the Chairman and Chief Executive Officer of CAP Gemini America (CGA), the U.S. subsidiary of the CAP Gemini Group, an international information technology consulting organization. Prior to that, Mr. Berty was General Secretary at Cap Gemini Sogeti Group, from 1986 to September 1992.

    WILLIAM E. VOGEL, 60, has been a director since August 1996. Since 1971, Mr. Vogel has been Chief Executive Officer of Centennial Financial Group, Inc., which is the parent of Centennial Life Insurance Company. Mr. Vogel has also been the Chief Executive Officer of W.S. Vogel Agency, Inc. since 1961.

    EDWIN T. BRONDO, 50, has been a director since May 1997. Mr. Brondo is currently a management and financial consultant. Mr. Brondo was Chief Administrative Officer and Senior Vice President of First Albany Companies, Inc., an investment banking firm, from June 1993 until December 1997. From June 1992 to June 1993 he was a Financial Management Consultant at Comtex Information Systems, Inc., a software consulting firm. Mr. Brondo also has held positions at Goldman, Sachs & Co., Morgan Stanley & Co., Inc. and Bankers Trust Company.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Audit Committee of the Board of Directors reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of the Company's auditors and the accounting practices of the Company. The Audit Committee met three times during 1997. Messrs. Migliorino, Berty and Brondo are the members of the Audit Committee.

    The Compensation Committee of the Board of Directors determines the salaries and incentive compensation of the officers of the Company and provides recommendations for the salaries and incentive compensation of the other employees and the consultants of the Company. The Compensation Committee held one formal meeting during 1997. The Compensation Committee also administers various incentive compensation, stock and benefit plans. Messrs. Kopchinsky and Vogel are the members of the Compensation Committee.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

    During fiscal year 1997, the Board of Directors held twelve meetings. During fiscal year 1997, each incumbent Director attended at least 75% of the number of meetings held of the Board of Directors and Committees on which he served. In addition to formal meetings, the Board of Directors and the Audit and Compensation Committees meet frequently on an informal basis.

COMPENSATION OF DIRECTORS

    CASH COMPENSATION. Directors do not receive a fee for attending Board of Directors or committee meetings, but are reimbursed for expenses incurred in connection with performing their respective duties as Directors of the Company.

    STOCK OPTION GRANT. Under the Company's Amended and Restated 1995 Stock Option Plan (the "Option Plan"), each non-employee Director first elected or appointed to the Board of Directors after the date of the initial public offering of the Company's Common Stock will automatically be granted an option for 15,000 shares of Common Stock on the date of his or her election or appointment to the Board of Directors, provided such individual has not previously been in the employ of the Company. In addition, at each Annual Meeting of Stockholders, each individual granted an initial grant under the Option Plan's Automatic Option Grant Program with at least six months of service on the Board of Directors who will continue to serve as a non-employee Director following the meeting will automatically be granted an option for 3,000 shares of Common Stock, whether or not such individual has been in the prior employ of the Company or joined the Board of Directors prior to the effective date of the Option Plan. Each option granted under the automatic grant program will have an exercise price equal to 100% of the fair market value of the Common Stock on the automatic grant date and a maximum term of ten years, subject to earlier termination upon the optionee's cessation of Board of Director service. Each automatic option will be immediately exercisable; however, any shares purchased upon exercise of the option will be subject to repurchase by the Company should the optionee's service as a non-employee Director cease prior to vesting in the shares. The initial 15,000 share grant will vest in successive equal annual installments over the optionee's initial four-year period of service on the Board of Directors. Each additional 3,000 share grant will vest upon the optionee's completion of one year of service on the Board of Directors, as measured from the grant date. However, each outstanding option will immediately vest upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of the optionee while serving on the Board of Directors. Pursuant to the Automatic Option Grant Program, Messrs. Berty, Vogel and Brondo will receive a 3,000-share option grant on the date of the Annual Meeting, if such individuals are reelected, however, if the 1998 Stock Option Plan is approved at the Annual Meeting such individuals will receive a 10,000 share option grant pursuant to that plan.

                       EXECUTIVE OFFICERS AND INFORMATION
                    REGARDING EXECUTIVE OFFICER COMPENSATION

EXECUTIVE OFFICERS

    The executive officers of the Company as of March 31, 1998 were as follows:

NAME                                                       AGE      POSITION
-----------------------------------------------------      ---      -----------------------------------------------------
Elias Typaldos.......................................          47   Senior Vice President, Research and Development and
                                                                    Chairman of the Board
John A. Rade.........................................          63   President, Chief Executive Officer and Director
Michael R. Jorgensen.................................          45   Executive Vice President, Chief Financial Officer and
                                                                    Treasurer
Gregory Groom........................................          49   Senior Vice President of Business Operations
Jean-Louis Nives.....................................          39   Senior Vice President, Sales and Marketing for North
                                                                    America
Gennaro Vendome......................................          51   Vice President, Eastern Region and Director
Robert T. Hewitt.....................................          50   Vice President, Product Development
Alex Plavocos........................................          51   Vice President, Marketing
William H. Burke.....................................          36   Vice President, Finance and Administration
Robert Nishi.........................................          37   Vice President, Product Marketing

INFORMATION CONCERNING EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    MICHAEL R. JORGENSEN joined the Company as Executive Vice President, Chief Financial Officer and Treasurer in February 1997. Prior to joining the Company, from June 1993 to September 1996, Mr. Jorgensen was Senior Vice President and Chief Financial Officer of Ground Round Restaurants, Inc., a publicly-held chain of family restaurants. Prior to that, from March 1992 to April 1993, he was Vice President/Finance-Middle East of Alghanim Industries, a consumer products company. Mr. Jorgensen was Chief Financial Officer of International Proteins Corporation from May 1988 to September 1991.

    GREGORY GROOM joined the Company in October 1997 as Senior Vice President of Business Operations. Mr. Groom was in charge of Channel Marketing from October 1996 to September 1997 for Healtheon, Inc., an Internet solutions provider. Prior to October 1996, Mr. Groom was the Technology and Administrative Systems Practice Leader at Watson Wyatt Worldwide, a benefits consulting firm.

    JEAN-LOUIS NIVES joined the Company in December 1997 as Senior Vice President of Sales and Marketing for North America. Prior to joining the Company, Mr. Nives held various executive positions at Information Resources, Inc./IRI Software, and most recently served as Executive Vice President, Software Product Management.

    ALEX PLAVOCOS joined the Company in June 1994 as Vice President, Marketing. From July 1991 to June 1994, Mr. Plavocos was Director of Corporate Marketing for Information Builders Inc., a software company. Mr. Plavocos held various marketing positions with Applied Data Research/Computer Associates, a software company, from November 1983 to June 1991.

    ROBERT T. HEWITT joined the Company as Vice President, Product Development in April 1996. From June 1988 to April 1996, Mr. Hewitt was Senior Vice President, Product Development at Financial Technologies International, Inc., a software development company.

    WILLIAM H. BURKE joined the Company as Vice President, Finance and Administration in February 1997. Prior to joining the Company, Mr. Burke was a Senior Manager with the international accounting firm of Arthur Andersen LLP, specializing in technology related industries. Mr. Burke was employed by Arthur Andersen LLP from January 1985 to February 1997, and is a Certified Public Accountant.

    ROBERT NISHI joined the Company in August 1986 as Manager of Consulting, was promoted in 1991 to Director of National Sales Support, and became Vice President, Product Marketing in January 1998.

                           SUMMARY COMPENSATION TABLE

    The following table sets forth the annual and long-term compensation received for the three fiscal years ended December 31, 1997, by the Company's Chief Executive Officers who served in such capacity in the fiscal year 1997 and the four most highly compensated executive officers of the Company, other than the CEO, whose total compensation during fiscal year 1997 exceeded $100,000 and who were serving as executive officers as of fiscal year ended December 31, 1997 or served during fiscal year 1997 (collectively, the "Named Executive Officers"):

                                                                                            LONG TERM
                                                                                       COMPENSATION AWARDS
                                                     ANNUAL COMPENSATION           ----------------------------
                                            -------------------------------------    RESTRICTED     SECURITIES        ALL
                                 FISCAL                            OTHER ANNUAL         STOCK       UNDERLYING       OTHER
 NAME AND PRINCIPAL POSITION      YEAR       SALARY      BONUS     COMPENSATION        AWARDS         OPTIONS    COMPENSATION
-----------------------------  -----------  ---------  ---------  ---------------  ---------------  -----------  -------------
John A. Rade(3)..............        1997   $ 229,174  $ 200,000        --          $    25,000(1)     600,000     $   4,393(4)
  Chief Executive Officer
  and President
Adrian A. Peters(2)..........        1997      18,750     --            --               --             --            --
  Former Chief Executive             1996      93,750     --            --               --             --            --
  Officer
Elias Typaldos...............        1997     264,224     --            --               --             --             7,571(6)
  Senior Vice President,             1996     222,557     --            --               --             --             6,214(6)
  Research and Development           1995     288,581     --            --               --             --             7,694(6)

Joseph Esposito(7)...........        1997      65,384     50,000        --               --             --           200,000(12)
  Former President,                  1996     200,000     20,645        --               --             --             2,000(8)
  Worldwide Operations               1995     200,000     62,500        --               --             --             1,833(8)
Michael R. Jorgensen(13).....        1997     147,548     85,000        --               --            150,000        --
  Executive Vice President,
  Chief Financial Officer and
  Treasurer
William H. Burke(9)..........        1997     175,000     50,000        --               --            100,000         1,746(8)
  Vice President Finance and
  Administration
Gennaro Vendome..............        1997     151,920     --            39,678(11)       --             --             7,959(5)
  Vice President Eastern             1996     126,920     --             2,499(11)       --             --            10,177(5)
  Region                             1995     126,920     --            51,194(11)       --             --            11,556(5)

Vincent M. Renz(10)..........        1997     126,416     63,705        --               --             15,000        99,000(12)
  Former Vice President,             1996     110,000     37,641        --               --             --             2,000(8)
  Client                             1995     110,000     68,473        --               --              3,750         1,166(8)
  Services

------------------------

(1) Represents the fair value on the grant date of a restricted stock award of 25,000 shares of common stock. The fair value of such shares on December 31, 1997 was $59,375.

(2) Mr. Peters served as Chief Executive Officer of the Company from August 1996 to January 1997.

(3) Mr. Rade joined the company on February 1, 1997.

(4) Includes premiums on life and disability insurance and matching contributions to the Company's 401(k) plan of $1,000.

(5) Includes for 1995, 1996 and 1997 respectively, premiums on life and disability insurance for the benefit of the Named Executive Officer, and matching contributions to the Company's 401(k) plan of $1,035 in 1997.

(6) Includes for 1995, 1996 and 1997, respectively, matching contributions to the Company's 401(k) plan in the amount of $2,310, $2,375 and $1,071 and premiums on life and disability insurance in the amounts of $5,384, $3,839 and $6,500, respectively.

(7) Mr. Esposito voluntarily resigned his position as President of the Company on March 24, 1997.

(8) Represents a matching contribution to the Company's 401(k) plan.

(9) Mr. Burke joined the Company on February 17, 1997.

(10) Mr. Renz resigned his position as Vice President, Client Services on November 3, 1997.

(11) Includes for 1995, 1996 and 1997 respectively, commissions of $48,771, $149 and $35,295 and amounts for auto allowances of $2,423, $2,350 and $4,383.

(12) Represents severance payments.

(13) Mr. Jorgensen joined the Company on February 10, 1997.

1995 STOCK OPTION PLAN

    The 1995 Stock Option Plan was adopted by the Board of Directors and approved by the Stockholders in June 1995. The Board of Directors and Stockholders approved certain amendments to the Option Plan in 1997.

1998 STOCK OPTION PLAN

    The Board of Directors approved the 1998 Stock Option Plan in April 1998. The 1998 Stock Option Plan is discussed in detail at "Proposal 2 -- Approval of the 1998 Stock Option Plan."

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                          OPTION GRANTS IN FISCAL 1997

                                                                                                 POTENTIAL REALIZABLE
                                                                                                        VALUE
                                                                                                  AT ASSUMED ANNUAL
                                                                                                       RATES OF
                                       NUMBER OF     PERCENT OF                                      STOCK PRICE
                                      SECURITIES    TOTAL OPTIONS                                    APPRECIATION
                                      UNDERLYING     GRANTED TO      EXERCISE OR                  FOR OPTION TERM(1)
                                        OPTIONS     EMPLOYEES IN     BASE PRICE    EXPIRATION   ----------------------
NAME                                  GRANTED (#)    FISCAL YEAR      ($/SHARE)       DATE          5%       10% ($)
------------------------------------  -----------  ---------------  -------------  -----------  ----------  ----------
John A. Rade........................     600,000(2)         18.7%     $    1.00      10 years   $  377,337  $  956,246
Elias Typaldos......................      --             --              --            --           --          --
Michael R. Jorgensen................     150,000(4)          4.7           1.00      10 years       94,335     239,061
William H. Burke....................     100,000(3)          3.1           1.00      10 years       62,890     159,374
Genarro Vendome.....................      --             --              --            --           --          --
Adrian A. Peters....................      --             --              --            --           --          --
Joseph Esposito.....................      --             --              --            --           --          --
Vincent M. Renz.....................      15,000(4)          0.5           1.63      10 years       19,459      38,967

------------------------

(1) The dollar amounts under these columns are the result of calculations at the hypothetical rates of appreciation of 5% and 10% as prescribed by the Securities and Exchange Commission. The Company expresses no opinion regarding whether future appreciation, if any, will be realized and expressly disclaims any representations to that effect.

(2) Options to purchase 300,000 shares vest in three equal installments commencing on February 1, 1998. Options to purchase 300,000 shares vest upon the earlier to occur of the completion of seven years of service or the achievement of certain milestones as measured by the performance of and trading of the Company's common stock.

(3) Options are exercisable twenty five percent quarterly commencing March 3, 1997.

(4) Options are exercisable twenty five percent on each anniversary of the original grant date.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

    The following table sets forth certain information with respect to the Named Executive Officers regarding stock option holdings as of December 31, 1997. No stock options were exercised by such persons in fiscal year 1997. No stock appreciation rights were exercised by any Named Executive Officer during fiscal year 1997 and no stock appreciation rights were outstanding as of December 31, 1997.

                                                      NUMBER OF SECURITIES
                                                     UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                            OPTIONS               IN-THE-MONEY OPTIONS
                                                       AT FISCAL YEAR-END        AT FISCAL YEAR-END(1)
                                                   --------------------------  --------------------------
NAME                                               EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-------------------------------------------------  -----------  -------------  -----------  -------------
John A. Rade.....................................      --            600,000    $  --        $   825,000
Elias Typaldos...................................      11,250          3,750        5,344          1,781
Michael R. Jorgensen.............................      --            150,000       --            206,250
William H. Burke.................................      75,000         25,000      103,125         34,375
Gennaro Vendome..................................      11,250          3,750        5,344          1,781

------------------------

(1) Based on the fair market value of the Company's Common Stock using the closing selling price on the American Stock Exchange of $2.375 per share of Common Stock at December 31, 1997, less the exercise price payable for such shares.

EMPLOYMENT AND SEVERANCE AGREEMENTS

    The Company and Mr. Rade are parties to an employment agreement dated as of February 1, 1997. Pursuant to the terms of this agreement, Mr. Rade's base salary for fiscal year 1997 is $250,000. During the first year of his employment with the Company, Mr. Rade was guaranteed a bonus of $100,000, payable in four equal installments, and received an additional bonus of $100,000 based on his performance as measured by a business plan, which was submitted by Mr. Rade and approved by the Board of Directors (the "Business Plan"). On subsequent anniversaries of Mr. Rade's hire date, Mr. Rade may receive a bonus of up to $200,000 based upon his performance as measured by the Business Plan. In the event Mr. Rade's employment is terminated for any reason other than good cause, the Company is required to provide him with severance payments equal to his base compensation for one year from the date of termination.

    The agreement also provides that Mr. Rade is entitled to receive 25,000 restricted shares of Common Stock and two stock grants. The first stock option grant is for 300,000 shares of Common Stock, which shall vest in three equal annual installments commencing on February 1, 1998. The other stock option grant for 300,000 shares of Common stock, shall vest either upon the earlier to occur of the completion of seven years of service with the Company or the achievement of certain milestones as measured by the performance of and trading volume of the Company's Common Stock. The Company may also be required to grant to Mr. Rade additional options in the event of certain stock issuances by the Company.

    Mr. Esposito resigned from the Company in March of 1997. Pursuant to a severance agreement, Mr. Esposito received severance pay totaling $200,000 and a previously earned bonus of $50,000. Under this agreement, Mr. Esposito has the right to retain certain stock options granted to him in 1994. Also, Mr. Esposito agreed to provide reasonable support to the Company for a certain period, to refrain from competing with the Company for a period of one year, and to refrain from soliciting business and/or employees of the Company for a period of one year.

    In connection with his resignation on November 3, 1997, Mr. Renz is entitled to receive severance pay totaling approximately $100,000.

KEY-PERSON LIFE INSURANCE

    The Company maintains a life insurance policy in the amount of $3.0 million on the life of Elias Typaldos, Chairman of the Board of Directors and Senior Vice President, Research and Development, with the Company as the beneficiary of $2.0 million and Mr. Typaldos' spouse as the beneficiary of the other $1.0 million.

401(K) PLAN

    The Company participates in a tax-qualified employee savings and retirement plan (the "401(k) Plan") which covers all of the Company's employees with three months of service who are at least 21 years of age. Pursuant to the 401(k) Plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit and have the amount of such reduction contributed to the 401(k) Plan. The 401(k) Plan requires matching contributions by the Company on behalf of all participants in the 401(k) Plan. During the period January 1, 1997 through November 30, 1997, the Company made matching contributions in the amount of 25% of the first six percent contributed by each employee and contributed at the rate of 50% during December of 1997. The 401(k) Plan is intended to qualify under Section 401 of the Internal Revenue Code of 1986, as amended, so that contributions by employees or by the Company to the 401(k) Plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) Plan, and so that contributions by the Company, if any, will be deductible by the Company when made. The trustee under the 401(k) Plan, at the direction of each participant, invests the assets of the 401(k) Plan in a number of investment options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During fiscal year 1997, Messrs. Kopchinsky and Vogel served as members of the Company's Compensation Committee.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

    The Compensation Committee of the Board of Directors advises the Chief Executive Officer and the Board of Directors on matters of the Company's compensation philosophy and the compensation of executive officers and other individuals compensated by the Company. The Compensation Committee also is responsible for the administration of the Company's Option Plans under which option grants may be made to executive officers. The Compensation Committee has reviewed and is in accord with the compensation paid to executive officers in fiscal year 1997.

    GENERAL COMPENSATION POLICY. The fundamental policy of the Compensation Committee is to provide the Company's executive officers with competitive compensation opportunities based upon their contribution to the development and financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a portion of each executive officer's compensation contingent upon the Company's performance as well as upon such executive officer's own level of performance. Accordingly, the compensation package for each executive officer is comprised of two elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in the industry and (ii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

    FACTORS. The principal factors which the Compensation Committee considered with respect to each executive officer's compensation package for fiscal year 1997 are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors in advising the Chief Executive Officer and the Board of Directors with respect to executive compensation for future years.

    BASE SALARY. The suggested base salary for each executive officer is determined on the basis of the following factors: experience, personal performance, the salary levels in effect for comparable positions within and without the industry and internal base salary comparability considerations. The weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate.

    From time to time, the Compensation Committee may advocate cash bonuses when such bonuses are deemed to be in the best interest of the Company.

    LONG-TERM INCENTIVE COMPENSATION. Long-term incentives are provided through grants of stock options. The grants are designed to align the interests of each executive officer with those of the stockholders and to provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. Each option grant allows the individual to acquire shares of the Company's Common Stock at a fixed price per share (generally, the market price on the grant date) over a specified period of time (up to ten years). Each option generally becomes exercisable in installments over a five-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option grant will provide a return to the executive officer only if the executive officer remains employed by the Company during the vesting period, and then only if the market price of the underlying shares appreciates.

    The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the executive officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term and the individual's personal performance in recent periods. The Compensation Committee also considers the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

    CEO COMPENSATION. In advising the Board of Directors with respect to the compensation payable to the Company's Chief Executive Officer, the Compensation Committee seeks to achieve two objectives: (i) establish a level of base salary competitive with that paid by companies within the industry which are of comparable size to the Company and by companies outside of the industry with which the Company competes for executive talent and (ii) to make a significant percentage of the total compensation package contingent upon the Company's performance and stock price appreciation.

    The suggested base salary established for Mr. Rade on the basis of the foregoing criteria was intended to provide a level of stability and certainty each year. Accordingly, this element of compensation was not affected to any significant degree by Company performance factors. Mr. Rade also receives a guaranteed bonus and is eligible to receive an additional performance-measured bonus. Upon his employment by the Company, Mr. Rade was granted 25,000 shares of restricted stock and two stock options. The first stock option for 300,000 shares shall vest in three equal annual installments, and the other stock option for 300,000 shares shall vest either upon the earlier to occur of the completion of seven years of service with the Company or the achievement of certain performance-measured milestones. The Company may grant Mr. Rade additional options in the event of certain stock issuances.

    COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M).  As a result of
Section 162(m) of the Internal Revenue Code of 1986, as amended, which was enacted into law in 1993, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will apply to all compensation paid to the covered executive officers which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. The Option Plan contains certain provisions which are intended to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation.

    The Compensation Committee does not expect that the compensation to be paid to the Company's executive officers for the 1998 fiscal year will exceed the $1 million limit per officer. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

                                          THE COMPENSATION COMMITTEE
                                          Gregory Kopchinsky
                                          William E. Vogel

April 29, 1998

                               PERFORMANCE GRAPH

    Set forth below is a table comparing the annual percentage change in the Company's cumulative total stockholder return on its Common Stock from August 24, 1995 (the date public trading of the Company's stock commenced) to the last day of the Company's last completed fiscal year (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the excess of the Company's share price at the end over the price at the beginning of the measurement period, by (ii) the share price at the beginning of the measurement period) with the cumulative total return so calculated of the Nasdaq Stock Market-US Index and a stock index comprised of companies in a line of business similar to the Company during the same period.

    COMPARISON OF 28 MONTH CUMULATIVE TOTAL RETURN(1) AMONG COMPUTRON SOFTWARE, INC., THE NASDAQ STOCK MARKET (US) INDEX, THE HAMBRECHT & QUIST COMPUTER SOFTWARE INDEX AND THE AMEX MARKET VALUE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           COMPUTRON SOFTWARE, INC.  NASDAQ STOCK MARKET (U.S.)   H&Q COMPUTER SOFTWARE    AMEX MARKET VALUE INDEX
Symbol                         CTRN                        INAS                      IHCS                       AMX
8/95                            100                         100                       100                       100
9/95                             99                         104                       103                       104
12/95                           103                         106                       103                       105
3/96                             34                         111                       112                       109
6/96                             28                         120                       122                       110
9/96                             20                         124                       126                       109
12/96                             9                         130                       125                       111
3/97                             15                         123                       114                       111
6/97                              9                         145                       136                       122
9/97                              8                         170                       163                       138
12/97                            14                         159                       151                       135

------------------------

(1) $100 invested on 8/24/95 in Computron Software, Inc. Common Stock and on 7/31/95 in The Nasdaq Stock Market (US) Index, The Hambrecht & Quist Computer Software Index and the Amex Market Value Index, including reinvestment of dividends. Fiscal year ending December 31, 1997.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 10, 1998 by (i) each Director and nominee for Director, (ii) each of the Named Executive Officers,
(iii) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock and (iv) all executive officers and Directors as a group. The information concerning beneficial owners of more than 5% of the Company's Common Stock is based on filings with the Securities and Exchange Commission on Schedules 13(D), 13(G) and on Forms 3, 4, and 5; and certain other information obtained by the Company.

                                             NUMBER OF SHARES OF COMMON STOCK    PERCENTAGE OF SHARES OUTSTANDING
NAME OF BENEFICIAL OWNER                          BENEFICIALLY OWNED (1)                        (1)
-------------------------------------------  ---------------------------------  -----------------------------------
Elias Typaldos.............................               3,276,423(2)                           13.78%
John Rade..................................                 127,100(3)                               *
Gennaro Vendome............................               1,578,998(4)                            6.64
Gregory Kopchinsky.........................               3,238,110(5)                           13.62
Robert Migliorino..........................               3,234,110(6)                           13.60
Michel Berty...............................                   3,750(7)                               *
William Vogel..............................                  12,250(8)                               *
Edwin T. Brondo............................                  12,750(9)                               *
William H. Burke...........................               100,000 (10)                               *
Greg Groom.................................                    -- (11)                               *
Robert Hewitt..............................                        --                                *
Michael R. Jorgensen.......................                37,500 (12)                               *
Alex Plavocos..............................                 6,883 (13)                               *
Jean-Louis Nives...........................                    -- (14)                               *
Robert Nishi...............................                15,000 (15)                               *
Andreas Typaldos...........................             5,630,584 (16)                           23.68
London Merchant Securities PLC.............             1,884,375 (17)                            7.80
Lion Investments Limited...................             1,884,375 (17)                            7.80
Westpool Investment Trust PLC..............             1,884,375 (17)                            7.80
The Weber Family Trust.....................             1,884,375 (17)                            7.80
Eugene M. Weber............................             1,884,375 (17)                            7.80
Angela G. Weber............................             1,884,375 (17)                            7.80
Funds controlled by Canaan Partners (18)...             3,230,360 (19)                           13.58
All Current Directors and Executive
  Officers As a Group (15 persons).........             8,412,514 (20)                           34.98%

------------------------

* Represents beneficial ownership of less than one percent of the Common Stock outstanding.

(1) Applicable percentage of ownership as of April 10, 1998 is based upon 23,778,980 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Gives effect to the shares of Common Stock issuable within 60 days of April 10, 1998 upon exercise of all options and other rights beneficially owned by the indicated stockholders on that date.

(2) Includes (i) 374,205 shares owned by the Elias Typaldos Grantor Retained Annuity Trust dated October 13, 1994, (ii) 1,147,750 shares held by the Elias Typaldos Family Limited Partnership, (iii) 379,251 shares owned by the Judith Typaldos Grantor Retained Annuity Trust dated October 13, 1994, and
    (iv) 287,500 shares held by the Elias Typaldos Charitable Remainder Annuity Trust dated December 21, 1995.

(3) Includes 100,000 shares of Common Stock which may be purchased within 60 days of April 10, 1998 upon the exercise of stock options granted on 3/3/97. On 3/3/97, Mr. Rade also received a stock option grant for 300,000 shares, which will vest upon the earlier to occur of the completion of seven years of service with the Company or the achievement of certain milestones as measured by the performance of and trading volume of the Company's Common Stock.

(4) Includes (i) 160,000 shares held by the Vendome Charitable Remainder Annuity Trust dated December 21, 1995, (ii) 240,704 shares held by the Vendome Grantor Retained Annuity Trust dated January 24, 1995, (iii) 237,249 shares held by the Carol Vendome Grantor Retained Annuity Trust dated January 24, 1995, (iv) 5,656 shares held by Carol Vendome as custodian for Laura Vendome, and (v) 109,095 shares held by the Vendome Family Limited Partnership.

(5) Includes (i) 2,884,714 shares of Common Stock directly held by Canaan Capital Offshore Limited Partnership, C.V., (ii) 345,646 shares of Common Stock directly held by Canaan Capital Limited Partnership, and (iii) 3,750 shares of Common Stock which may be purchased within 60 days of April 10, 1998 upon exercise of stock options. Mr. Kopchinsky is a general partner of Canaan Capital Partners, L.P., the general partner of Canaan Capital Management, L.P., which is the general partner of each of the entities described in clauses (i) and (ii) above. In such capacity, Mr. Kopchinsky may be deemed to be the beneficial owner of such shares, although he disclaims such beneficial ownership except to the extent of his pecuniary interest, if any.

(6) Includes (i) 2,884,714 shares of Common Stock directly held by Canaan Capital Offshore Limited Partnership, C.V., (ii) 345,646 shares of Common Stock directly held by Canaan Capital Limited Partnership, and (iii) 3,750 shares of Common Stock which may be purchased within 60 days of April 10, 1998 upon exercise of stock options. Mr. Migliorino is a general partner of Canaan Capital Partners, L.P., the general partner of Canaan Capital Management, L.P., which is the general partner of each of the entities described in clauses (i) and (ii) above. In such capacity, Mr. Migliorino may be deemed to be the beneficial owner of such shares, although he disclaims such beneficial ownership except to the extent of his pecuniary interest, if any.

(7) This number represents the number of shares of Common Stock which may be purchased within 60 days of April 10, 1998 upon exercise of stock options.

(8) Includes (i) 4,000 shares held by the W.S. Vogel Agency, Inc. Profit Sharing Plan and (ii) 3,750 shares of Common Stock which may be purchased within 60 days of April 10, 1998 upon exercise of stock options.

(9) Includes (i) 2,000 shares held by Pamela R. Brondo, Mr. Brondo's wife, as custodian for Edwin T. Brondo, Jr. UTMA/NY and (ii) 3,750 shares of Common Stock which may be purchased within 60 days of April 10, 1998 upon exercise of stock options.

(10) This number represents the number of shares of Common Stock which may be purchased by Mr. Burke within 60 days of April 10, 1998 upon the exercise of stock options.

(11) On 11/7/97, Mr. Groom received a stock option that vests and may be exercised upon the earlier of 8 years from the grant date, or when and if the 30-day moving average of the common stock is equal to/ greater than certain prices per share and the weekly trading volume is greater than 10,000 shares.

(12) This number represents the number of shares of Common Stock which may be purchased by Mr. Jorgensen within 60 days of April 10, 1998 upon the exercise of stock options.

(13) Includes 3,375 shares of Common Stock which may be purchased within 60 days of April 10, 1998 upon exercise of stock options.

(14) On 11/24/97, Mr. Nives received a stock option that shall vest upon the earlier to occur of eight (8) years from the date of the grant or when and if the 30-day moving average is equal to/greater than the price/share as follows: (i) shares vested: 33,334 (price per share $7.00); (ii) shares vested: 33,333 (price per share, $11.00); (iii) shares vested: 33,333 (price per share, $15.00). If prices per share are not met by 12/31/98, the options will vest on the eighth year anniversary of the grant.

(15) Includes 14,000 shares of Common Stock which may be purchased within 60 days of April 10, 1998 upon exercise of stock options.

(16) Includes (i) 755,504 shares owned by the Andreas Typaldos GRAT dated September 29, 1993; (ii) 11,047 shares owned by Renee Typaldos, Mr. Typaldos' wife, (iii) 755,504 shares owned by the Renee Typaldos GRAT dated September 29, 1993, (iv) 3,758,529 shares held by the Andreas Typaldos Family Limited Partnership, and (v) 350,000 shares held by the Andreas Typaldos Charitable Remainder Annuity Trust dated November 12, 1995.

(17) This number represents the number of shares benefically owned by London Merchant Securities PLC; Lion Investments Limited; Westpool Investment Trust PLC; the Weber Family Trust; Eugene M. Weber; and Angela G. Weber as a "group" under Section 13(d) of the Securities Exchange Act of 1934. The number includes 125,000 shares of Common Stock issuable upon exercise of warrants by Lion Investments Limited; 250,000 shares of Common Stock issuable upon exercise of warrants by Westpool Investment Trust PLC; and 1,875 shares of Common Stock issuable upon exercise of warrants by the Weber Family Trust. Lion Investments Limited and Westpool Investment Trust PLC are investment companies wholly-owned by London Merchant Securities PLC. Eugene
    M. Weber and Angela G. Weber are trustees of the Weber Family Trust. Of the total number of shares beneficially owned, Lion Investments Limited has sole voting and sole dispositive power over 625,000 shares; Westpool Investment Trust PLC has sole voting and sole dispositive power over 1,250,000 shares; London Merchant Securities has shared voting and shared dispositive power over 1,875,000 shares; and the Weber Family Trust, Eugene M. Weber, and Angela G. Weber have sole voting and sole dispositive power over 9,375 shares. The address for London Merchant Securities PLC, Lion Investments Limites and Westpool Investment Trust PLC is Carlton House, 33 Robert Adam Street, London W1M 5AH England. The address for the Weber Family Trust is 50 California Street, Suite 3200, San Francisco, CA 94111. The address for Eugene M. Weber and Angela G. Weber is 1806 Vallejo Street, San Francisco, CA 94123.

(18) The address of Canaan Partners is 105 Rowayton Avenue, Rowayton, CT 06853. The address of Canaan Capital Offshore Limited Partnership C.V. and Canaan Capital Offshore Management, N.V. is: c/o ABN Trustcompany, Pietermaai 15, Curacao, the Netherlands Antilles.

(19) Includes (i) 2,884,714 shares of Common Stock directly held by Canaan Capital Offshore Limited Partnership, C.V. and (ii) 345,646 shares of Common Stock directly held by Canaan Capital Limited Partnership.

(20) Includes 273,625 shares of Common Stock which may be purchased within 60 days of April 10, 1998 upon the exercise of stock options. Also includes (i) 2,884,714 shares of Common Stock directly held by Canaan Capital Offshore Limited Partnership, C.V. and (ii) 345,646 shares of Common Stock directly held by Canaan Capital Limited Partnership. Messrs. Kopchinsky and Migliorino are general partners of Canaan Capital Partners, L.P., the general partner of Canaan Capital Management, L.P., which is the general partner of each of the entities described in clauses (i) and (ii) above. In such capacity, Messrs. Kopchinsky and Migliorino may be deemed to be the beneficial owners of such shares, although they each disclaim such beneficial ownership except as to their pecuniary interest, if any. The shares described in clauses (i) and (ii) of this footnote are included only once in the total number of shares of common stock beneficially owned by all directors and executive officers as a group. The Schedule 13(G) filing on behalf of the above Canaan entities (and other related Canaan entities) and Messrs. Kopchinsky and Migliorino reflects that James J. Fitzpatrick, Stephen L. Green, Deepak Kamra, Harry T. Rein, and Eric A. Young have shared voting power and shared dispositive power with respect to all of the shares of Common Stock described in clauses (i) and (ii) of this note 20. Accordingly, such individuals may also be deemed to be the beneficial owners of such shares, although they each disclaim such beneficial ownership except as to their pecuniary interest, if any.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Under the securities laws of the United States, the Company's Directors, Executive Officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities Exchange Commission and the American Stock Exchange. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during fiscal year 1997. Based solely on its review of such forms received by it from such persons for their fiscal year 1997 transactions, the Company believes that all filing requirements applicable to such officers, directors, and greater than ten percent beneficial owners were complied with, except that the following filings were not timely made but were filed in Fiscal Year 1997: Form 3 Initial Statement of Beneficial Ownership forms for Michel Berty, Edwin T. Brondo, William H. Burke, Greg Groom, Robert T. Hewitt, Alexander Plavocos, William E. Vogel, and Michael R. Jorgensen; Form 4 Statement of Changes in Beneficial Ownership forms for Alexander Plavocos (for 7/96 and 10/96) and William E. Vogel (for 6/97); and a Form 5 Annual Statement of Changes in Beneficial Ownership for Elias Typaldos (for 12/96). In March 1998, amended Form 5 Annual Statement of Changes in Beneficial Ownership forms for Michel Berty, William Vogel , Gregory Kopchinsky, and Robert Migliorino were filed to reflect additional stock options granted in fiscal year 1997.

                              CERTAIN TRANSACTIONS

    In January 1995, the Company entered into a consulting services and product marketing agreement with S-Cubed International. Pursuant to this agreement, S-Cubed International provides software and other technology to the Company, in addition to certain offshore development services. Mr. Rade, who joined the Company as Chief Executive Officer and President in February 1997, founded S-Cubed International in February 1990 and owns 45% of its outstanding stock. The Company believes that the amounts paid to S-Cubed International are comparable to the amounts the Company would have otherwise paid for comparable services from an unaffiliated party. During the year ended December 31, 1997, the Company recorded as expense approximately $641,000 related to work performed by S-Cubed International on behalf of the Company.

    The Company entered into a Consulting Agreement dated September 29, 1997 with Andreas Typaldos, the Company's former chairman and principal stockholder. The Agreement provides for consulting services during the period of December 1, 1997 through November 30, 2000, in exchange for $300,000 for each of the first two years and $250,000 for the third year.

    On December 24, 1997, the Company loaned $175,000 to Mr. Vendome, a significant stockholder and director of the Company. The loan was secured by shares of the Company's common stock, and principal and interest at a per annum rate of 8% were repaid in full in March of 1998.

                                   PROPOSAL 2
                     APPROVAL OF THE 1998 STOCK OPTION PLAN

    On April 21, 1998, the Board of Directors adopted the 1998 Stock Option Plan (the "1998 Plan") effective immediately, subject to and conditioned upon stockholder approval.

    The affirmative vote of at least a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on this matter at the 1998 Annual Meeting is required for approval of the 1998 Plan. The following description of the 1998 Plan is a summary and is qualified in its entirety by reference to the 1998 Plan, a copy of which has been filed with the Securities and Exchange Commission as an exhibit to this Proxy Statement, and which may be obtained upon written request to the Corporate Secretary at the Company's principal executive offices in Rutherford, New Jersey.

PURPOSE

    The purpose of the 1998 Plan is to enhance the profitability and value of the Company and its affiliates for the benefit of its stockholders by enabling the Company to offer employees and consultants of the Company and its affiliates stock based incentives and other equity interests in the Company and to make equity based awards to non-employee directors of the Company in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders.

ADMINISTRATION

    The 1998 Plan will be administered and interpreted by a committee of the Board of Directors consisting of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3") and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m) of the Code (the "Committee"). If no Committee exists which has the authority to administer the 1998 Plan, the functions of the Committee will be exercised by the Board of Directors. Except with regard to non-employee directors, the Committee has the full authority and discretion, subject to the terms of the 1998 Plan, to grant awards under the 1998 Plan and to determine the persons to whom awards will be granted. With regard to grants to non-employee directors, the Board will administer and interpret the 1998 Plan.

ELIGIBILITY

    All employees and consultants of the Company and its affiliates will be eligible to receive grants of stock options and stock appreciation rights under the 1998 Plan. Non-employee directors of the Company will automatically receive grants of stock options under the 1998 Plan and are eligible to receive discretionary grants of stock options under the 1998 Plan.

AVAILABLE SHARES

    A maximum of 1,500,000 shares of Common Stock may be issued or used for reference purposes under the 1998 Plan. The fair market value of the Company's Common Stock (as determined under the 1998 Plan) was $2.25 per share on April 22, 1998.

    The maximum number of shares of Common Stock subject to options or stock appreciation rights which may be granted to any employee during any calendar year will not exceed 200,000 shares, except that, for the calendar year in which such individual commences his or her employment, the maximum grant will not exceed 400,000 shares. If a tandem stock appreciation right or a limited stock appreciation right is granted in tandem with a stock option, it will apply against the individual limits for both stock options and stock appreciation rights, but only once against the maximum number of shares available under the 1998 Plan. To the extent that shares of Common Stock for which options or stock appreciation rights are permitted to be granted to an employee during a calendar year of the Company are not covered by a grant during such calendar year, such shares of Common Stock will be available for grant or issuance to the employee in any subsequent calendar year during the term of the 1998 Plan.

    The Committee or the Board, as applicable, may make appropriate adjustments to the number of shares available for awards and the terms of outstanding awards to reflect any change in the Company's capital structure or business by reason of a stock dividend, extraordinary dividend, stock split, recapitalization, reorganization, merger, consolidation or sale of all or substantially all the assets of the Company (and certain other events).

TYPES OF AWARDS

    STOCK OPTIONS. The 1998 Plan authorizes the Committee to grant stock options to purchase shares of the Company's Common Stock to employees and consultants of the Company and its affiliates. Options granted to employees of the Company or any "subsidiary" or "parent" (within the meaning of Section 424 of the Code) may be in the form of incentive stock options ("ISOs") or non-qualified stock options. Options granted to non-employee directors of the Company, consultants of the Company and its affiliates and employees of affiliates that do not qualify as "subsidiaries" or "parents" may only be non-qualified stock options. The Committee will determine the number of shares subject to each option, the term of each option (which may not exceed ten years (or five years in the case of an ISO granted to a ten percent stockholder)), the exercise price, the vesting schedule (if any), and the other material terms of the option. No option may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an ISO granted to a ten percent stockholder, 110 percent of fair market value).

    Options granted to employees and consultants will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant. All options granted to employees and consultants may be made exercisable in installments, and the exercisability of such options may be accelerated by the Committee. The exercise price of an option may be paid in cash, by a cashless exercise procedure through a broker or by such other methods approved by the Committee (which may include payment in shares of Common Stock owned for at least six months).

    STOCK APPRECIATION RIGHTS. The 1998 Plan authorizes the Committee to grant stock appreciation rights ("SARs") to employees and consultants, either with a stock option ("Tandem SARs") or independent of a stock option ("Non-Tandem SARs"). A SAR is a right to receive a payment either in cash or Common Stock, as the Committee may determine, equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the reference price per share established in connection with the grant of the SAR. The reference price per share covered by a SAR will be the per share exercise price of the related option in the case of a Tandem SAR and will be the fair market value of the Common Stock on the date of grant in the case of a Non-Tandem SAR.

    A Tandem SAR may be granted at the time of the grant of the related stock option or, if the related stock option is a non-qualified stock option, at any time thereafter during the term of the related option. A Tandem SAR generally may be exercised only at such times and to the extent the related option is exercisable. A Tandem SAR is exercised by surrendering the same portion of the related option. A Tandem SAR expires upon the termination of the related option.

    A Non-Tandem SAR will be exercisable as provided by the Committee and will have such other terms and conditions as the Committee may determine. A Non-Tandem SAR may have a term no longer than ten years from its date of grant. A Non-Tandem SAR is subject to acceleration of vesting or immediate termination upon termination of employment in certain circumstances.

    The Committee is also authorized to grant "limited SARs" to employees and consultants, either as Tandem SARs or Non-Tandem SARs. Limited SARs become exercisable only upon the occurrence of a change in control of the Company or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.

    NON-EMPLOYEE DIRECTOR STOCK OPTIONS. Under the 1998 Plan, each new non-employee director of the Company will receive an automatic grant of options to purchase 20,000 shares of Common Stock on the date he or she begins service as a non-employee director. In addition, each non-employee director will receive an automatic grant of options to purchase 10,000 shares of Common Stock on the date of each annual meeting of stockholders, provided such individual has been a non-employee director for the previous twelve months. The Board may also decide to make discretionary grants of options to non-employee directors. The options will have a ten year term and an exercise price equal to the fair market value of the Common Stock at the time of grant. The automatic non-employee directors' stock options will vest and become exercisable in four equal installments on each of the first four anniversaries of the date of grant; discretionary non-employee directors' stock options will vest and become exercisable in accordance with the schedule set by the Board. Upon a change in control of the Company, all then unvested options will fully vest and become exercisable in their entirety. The exercise price may be paid in cash, by a cashless exercise procedure through a broker or by such other methods approved by the Board of Directors (which may include payment in shares of Common Stock owned for at least six months).

CHANGE IN CONTROL

    Upon a change in control of the Company (as defined in the 1998 Plan), all unvested options and Tandem and Non-Tandem SARs of employees and consultants will fully vest and become exercisable in their entirety, provided that, no acceleration of vesting and exercisability will occur with regard to options that the Committee determines in good faith prior to a change in control of the Company will be honored or assumed or new rights substituted therefor by a participant's employer immediately following the change in control of the Company.

AMENDMENT AND TERMINATION

    The 1998 Plan may be amended or terminated in its entirety by the Board of Directors or the Committee, provided that the rights granted to an individual prior to such amendment or termination may not be impaired without the consent of such individual. In addition, no such amendment, without stockholder approval to the extent such approval is required by the laws of the State of Delaware, Rule 16b-3 or under Section 162(m) or 422 of the Code, may increase the aggregate number of shares of Common Stock that may be issued under the 1998 Plan, increase the maximum individual award limits for any calendar year, change the classification of employees and consultants eligible to receive awards, decrease the minimum exercise price of any option or SAR or extend the maximum option term under the 1998 Plan.

MISCELLANEOUS

    Subject to limited post-service exercise periods and vesting in certain instances, awards to participants under the 1998 Plan are generally forfeited upon any termination of employment, consultancy or directorship. Awards will have such terms and will terminate upon such conditions as may be contained in the individual awards. Although awards will generally be nontransferable (except by will or the laws of descent and distribution), the Committee may determine at the time of grant or thereafter that a non-qualified option granted to an employee or consultant that is otherwise nontransferable may be transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee.

U.S. FEDERAL INCOME TAX CONSEQUENCES

    The following discussion of the principal U.S. federal income tax consequences with respect to options under the 1998 Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences (state, local and other tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

    Under current federal income tax laws, the grant of an ISO can be made solely to employees and generally has no income tax consequences for the optionee or the Company. In general, no taxable income results to the optionee upon the exercise of an ISO. However, the amount by which the fair market value of the stock acquired pursuant to the exercise of an ISO exceeds the exercise price is an adjustment item for purposes of alternative minimum tax. If no disposition of the shares is made within either two years from the date the ISO was granted or one year from the date of exercise of the ISO, any gain or loss realized upon disposition of the shares will be treated as a long-term capital gain or loss to the optionee. If the disposition of the shares is made more than 18 months after the date of the exercise of the ISO, the optionee will be taxed at the lowest rate applicable to capital gains for such individual. The Company will not be entitled to a tax deduction upon the exercise of an ISO, nor upon a subsequent disposition of the shares, unless the disposition occurs prior to the expiration of the holding period described above. In general, if the optionee does not satisfy these holding period requirements, any gain equal to the difference between the exercise price and the fair market value of the Common Stock at exercise (or, if a lesser amount, the amount realized on disposition over the exercise price) will constitute ordinary income. In the event of such a disposition before the expiration of either holding period described above, the Company is entitled to a deduction at that time equal to the amount of ordinary income recognized by the optionee. Any gain in excess of the amount recognized by the optionee as ordinary income would be taxed to the optionee as short-term or long-term capital gain (depending on the applicable holding period).

    In general, an optionee will recognize no taxable income upon the grant of a non-qualified stock option and the Company will not receive a deduction at the time of such grant. Upon exercise of a non-qualified stock option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his or her holding period for the Common Stock. Subject to the possible application of Section 162(m) of the Code, the Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.

    In addition: (i) any officers and directors of the Company subject to
Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their options; (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable federal tax rules, including, without limitation, Section 162(m) of the Code regarding the $1 million annual limitation on deductible compensation; (iii) in the event that the exercisability of an award is accelerated because of a change in control of the Company, payments relating to the awards, either alone or together with certain other payments may constitute parachute payments under
Section 280G of the Code, which excess amounts may be subject to excise taxes and be nondeductible by the Company; and (iv) the exercise of an ISO may have implications in the computation of alternative minimum taxable income.

    In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per taxable year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options and SARs will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares which may be granted to any employee during a specified period, the exercise price is not less than the fair market value of the Common Stock at the time of grant, and the plan under which the options and SARs are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The 1998 Plan is intended to satisfy these requirements with respect to options and SARs granted to employees.

    The 1998 Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended and is not, nor is it intended to be, qualified under Section 401(a) of the Code.

    The affirmative vote of a majority of the outstanding voting shares of the Company present or represented, and entitled to vote at the Annual Meeting is required for approval of the 1998 Stock Option Plan.

NEW PLAN BENEFITS

    There have been no options granted to date under the 1998 Stock Option Plan.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 1998 PLAN.

                                   PROPOSAL 3
          PROPOSED RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has appointed KPMG Peat Marwick LLP to serve as its independent public accountant for fiscal year 1998. KPMG Peat Marwick LLP served as the Company's independent public accountant and auditor during fiscal year 1997. In the event that ratification of this selection of auditors is not approved by the affirmative vote of a majority of shares having voting power present in person or represented by proxy at the meeting, the selection of independent auditors will be reconsidered by the Board of Directors.

    A member of KPMG Peat Marwick LLP is expected to be in attendance at the Annual Meeting with the opportunity to make a statement and respond to questions.

    On July 23, 1997 at the recommendation of the Audit Committee, the Board of Directors approved the dismissal and replacement of Arthur Andersen LLP ("AA") as the Company's certifying independent accountant with KPMG Peat Marwick LLP ("KPMG").

    Working in conjunction with AA, the Company restated its consolidated financial statements for the year ended December 31, 1995, and certain unaudited quarters therein, and for each of the three unaudited quarters ended September 30, 1996. In the opinion of management, all material adjustments necessary to correct the financial statements have been recorded.

    AA's audit report on the Company's restated financial statements for the 1995 fiscal year, and on the Company's financial statements for the 1996 fiscal year, did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

    During the Company's 1995 and 1996 fiscal years, and thereafter, there was no disagreement with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of AA, would have caused AA to make a reference to the subject matter of the disagreement in connection with its reports.

    Upon completion of each of the 1995 and 1996 audits, the Company received a management letter from AA that identified material weaknesses in the Company's financial and accounting processes, controls, reporting systems and procedures. In its 1995 letter, AA (i) highlighted the Company's need for additional financial and accounting personnel with software industry experience, (ii) noted the need for uniformity in the language of its contracts and recommended that the Company standardize the terms of its license agreements and expand its internal contract review and approval procedures, (iii) noted deficiencies in the organization of customer and contract files and recommended that the Company improve and standardize record keeping, (iv) noted the need for expanded and formalized accounts receivable collection procedures, (v) noted the need for improved documentation and record keeping relating to consulting service projects, (vi) noted the need to develop policies and procedures to accurately identify the date when technological feasibility of developed software has been attained, and to improve the documentation and record keeping for capitalized software costs and to do so on a timely basis, and (vii) recommend that the Company implement improved internal accounting control procedures approved by the Audit Committee of the Board of Directors and reorganize and upgrade the contracts administration processes, procedures and personnel to ensure proper revenue recognition and financial reporting.

    In its 1996 letter, AA (i) noted the continued turnover of the Company's financial management, (ii) recommended that the Company continue to standardize the terms of its license agreements and expand its internal contract review and approval procedures on a worldwide basis, (iii) noted the need for improved documentation and record keeping relating to consulting service and maintenance projects, (iv) recommended that the Company establish a formal list of products in general release, (v) recommended that the Company establish written policies with regard to activities in its foreign locations, and (vi) recommended that the Company establish formal policies and procedures regarding the preparation and review of the consolidation and reconciliation of inter-company accounts and foreign subsidiaries.

    The Company's senior executive officers and members of the Audit Committee of the Company's Board of Directors have participated in discussions with AA concerning the specific matters described above. The Company has hired senior executives with software industry experience, including a Chief Executive Officer, Chief Financial Officer, Vice President -- Finance and Administration, Corporate Controller, several country Controllers and a Corporate Counsel. In addition, the Company (1) has established a worldwide contract review and administration process and is continuing to standardize the terms of its license agreements, (2) has formalized the worldwide consolidation and reporting process, (3) is formalizing policy with regard to activities in foreign locations, (4) is formalizing the product release process, and (5) is implementing the latest version of Computron financials as part of a plan to improve record keeping relating to consulting service and maintenance

    The Company has authorized AA to respond fully to any and all inquiries made by KPMG concerning the subject matter of each of the matters described above.

    The Company has provided AA with a copy of its Form 8-K, and has requested AA to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of AA's letter was filed as an exhibit to the Company's Form 8-K pursuant to Item 304(a) (3) of Regulation S-K.

    On July 23, 1997, on the recommendation of its Audit Committee, the Board of Directors of the Company engaged KPMG as the Company's certifying independent accountant for the 1997 fiscal year. There were no material weaknesses communicated to the Company upon completion of the 1997 audit. During the Company's 1995 and 1996 fiscal years, and the subsequent interim period prior to such engagement of KPMG, the Company did not consult with KPMG regarding either
(i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) items which concerned the subject matter of any disagreement with AA or any reportable event, as described in Item 304(a) (2) of Regulation S-K.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                             STOCKHOLDER PROPOSALS

    In accordance with regulations issued by the Securities and Exchange Commission, stockholder proposals intended for presentation at the 1999 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than January 1, 1999 if such proposals are to be considered for inclusion in the Company's Proxy Statement.

                                 OTHER MATTERS

    Management knows of no matters that are to be presented for action at the meeting other than those set forth above. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

    Proxies will be solicited by mail and may also be solicited in person or by telephone by some regular employees of the Company. The Company may also consider the engagement of a proxy solicitation firm. Costs of the solicitation will be borne by the Company.

                                          By Order of the Board of Directors,

                                          John A. Rade

                                          President and Chief Executive Officer

Rutherford, New Jersey
April 30, 1998

                                                                       EXHIBIT A


                               COMPUTRON SOFTWARE, INC.
                                1998 STOCK OPTION PLAN

                                      ARTICLE I.

                                       PURPOSE

     The purpose of the Computron Software, Inc. 1998 Stock Option Plan (the "Plan") is to enhance the profitability and value of Computron Software, Inc. (the "Company") and its Affiliates for the benefit of the Company's stockholders by enabling the Company: (i) to offer employees and Consultants of the Company and its Affiliates, stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and Consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders, and (ii) to make equity based awards to Non-Employee Directors of the Company thereby attracting, retaining and rewarding such NonEmployee Directors and strengthening the mutuality of interests between such individuals and the Company's stockholders.


                                     ARTICLE II.

                                     DEFINITIONS

     For purposes of this Plan, the following terms shall have the following meanings:

     2.1. "Acquisition Events" shall have the meaning set forth in Section
4.2(d).

     2.2. "Affiliate" shall mean other than the Company, (i) any Subsidiary;
(ii) any corporation in an unbroken chain of corporations beginning or ending with the Company which owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; or (iv) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

     2.3. "Award" shall mean any award under this Plan of any Stock Option or Stock Appreciation Right. All Awards shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

     2.4. "Board" shall mean the Board of Directors of the Company.

     2.5. "Cause" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the relevant grant or Award, or where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect at the time of the relevant grant or Award but such agreement does not define "cause" (or words of like import), termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company or an Affiliate; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the relevant grant or Award that defines "cause" (or words of like import); provided, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. A Participant shall be deemed to be terminated for "cause" if the Participant, following his or her Termination of Employment or Termination of Consultancy, engages in any "competitive activity" with the Company or its Affiliates, as determined by the Committee, in its sole discretion. With respect to a Participant's Termination of Directorship, "cause" shall mean an act or failure to act that constitutes "cause" for removal of a director under applicable Delaware law.

     2.6. "Code" shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

     2.7. "Committee" shall mean a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more nonemployee directors, each of whom is intended to be, to the extent required by Rule 16b3 and Section 162(m) of the Code, a "non-employee director "as defined in Rule 16b3 and an "outside director"as defined under
Section 162(m) of the Code. Notwithstanding anything herein to the contrary, the Board shall act as the Committee under this Plan with respect to any grants of Non-Qualified Stock Options to Non-Employee Directors (whether discretionary or automatic). To the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 and Section 162(m) of the Code shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

     2.8. "Common Stock" shall mean the common stock, $.01 par value per share, of the Company.

     2.9. "Company" shall mean Computron Software, Inc., a Delaware corporation.

     2.10. "Consultant" shall mean any adviser or consultant to the Company or its Affiliates who is eligible pursuant to Section 5.1 to be granted Stock Options and Stock Appreciation Rights under this Plan.

     2.11. "Disability" shall mean total and permanent disability, as defined in Section 22(e)(3) of the Code.

     2.12. "Effective Date" shall mean the effective date of this Plan as defined in Article XIV.

     2.13. "Eligible Employee" shall mean any employee of the Company or its Affiliates who is eligible pursuant to Section 5.1 to be granted Stock Options and Stock Appreciation Rights under this Plan. Notwithstanding the foregoing, with respect to the grant of Incentive Stock Options, Eligible Employee shall mean any employee of the Company or any Affiliate described in Section 2.2(i) or
(ii) who is eligible pursuant to Section 5.2 to be granted Incentive Stock Options under this Plan.

     2.14. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     2.15. "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date: (i) as reported on the principal national securities exchange on which it is then traded or the Nasdaq Stock Market, Inc. or (ii) if not traded on any such national securities exchange or the Nasdaq Stock Market, Inc., as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange, the Nasdaq Stock Market, Inc., or any automated quotation system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee. For purposes of the exercise of any Stock Appreciation Right the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

     2.16. "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.17. "Limited Stock Appreciation Right" shall mean an Award made pursuant to Section 7.5 of this Plan which may be a Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right.

     2.18. "Non-Employee Director" shall mean any director of the Company who is not an employee of the Company or any Affiliate and who is eligible pursuant to Section 5.3 to be granted Stock Options under Article VIII.

     2.19. "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

     2.20. "Non-Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right entitling the holder to receive an amount in cash or stock equal to the excess of: (i) the Fair Market Value of a share of Common Stock as of the date such right is exercised, over (ii) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

     2.21. "Participant" shall mean any Eligible Employee, Consultant or Non-Employee Director to whom an Award has been made under this Plan.

     2.22.  "Reference Stock Option" shall have the meaning set forth in
Section 7.1.

     2.23. "Retirement" with respect to a Participant's Termination of Employment or Termination of Consultancy shall mean a Termination of Employment or Termination of Consultancy without Cause from the Company and an Affiliate by a Participant who has attained: (i) at least age 65; or (ii) such earlier date after age 55 as approved by the Committee, in its sole discretion, with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected after a Participant has attained age 65.

     2.24. "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

     2.25. "Section 162(m) of the Code" shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

     2.26. "Stock Appreciation Right" or "SAR" shall mean the right pursuant to an Award granted under Article VII.

     2.27. "Stock Option" or "Option" shall mean any Option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to Article VI or granted to Non-Employee Directors pursuant to Article VI or VIII.

            2.28. "Subsidiary" shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

            2.29. "Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right entitling the holder to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or stock equal to the excess of: (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

            2.30. "Ten Percent Stockholder" shall mean a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries or its parent corporations, as defined in Section 424(e) of the Code.

            2.31. "Termination of Consultancy" shall mean, with respect to a Consultant, that the Consultant is no longer acting as a Consultant to the Company and its Affiliates. In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant of the Company or another Affiliate at the time the entity ceases to be an Affiliate.

            2.32. "Termination of Directorship" shall mean, with respect to a Non-Employee Director, that the Non-Employee Director has ceased to be a director of the Company.

            2.33. "Termination of Employment" shall mean: (i) a termination of service of a Participant from the Company and its Affiliates; or
     (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate.

            2.34. "Transfer" or "Transferred" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.


                                     ARTICLE III.

                                    ADMINISTRATION

     3.1. THE COMMITTEE. This Plan shall be administered and interpreted by the Committee. Notwithstanding anything herein to the contrary, the Board shall act as the Committee under this Plan into respect to any discretionary grants of Non-Qualified Stock Options to Non-Employee Directors.

     3.2. AWARDS. The Committee or the Board, as applicable, shall have full authority to grant, pursuant to the terms of this Plan (including Article V hereof) Stock Options to Participants and Stock Appreciation Rights to Eligible Employees and Consultants and to otherwise administer this Plan. In particular, the Committee or the Board, as applicable, shall have the authority:

          (a) to select the Participants to whom Stock Options may from time to time be granted hereunder and the Eligible Employees and Consultants to whom Stock Appreciation Rights may from time to time be granted hereunder;

          (b) to determine whether and to what extent Stock Options are to be granted hereunder to one or more Participants and Stock Appreciation Rights are to be granted hereunder to one or more Eligible Employees or Consultants;

          (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to a Participant hereunder;

          (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to a Participant (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof or any forfeiture restrictions or waiver thereof, regarding any Stock Option or Stock Appreciation Right, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee or the Board, as applicable, shall determine, in its sole discretion);

          (e) to determine whether and under what circumstances a Stock Option may be settled in cash and/or Common Stock under Section 6.3(d);

          (f) to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Eligible Employees and Consultants in order to exercise Options under this Plan;

          (g) to determine whether a Stock Appreciation Right shall be a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right;

          (h) to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee or the Board, as applicable, in its sole discretion, following the date of the acquisition of such Option or Award;

          (i) to modify, extend or renew an Award, subject to Section 11.1 herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Award may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal; and

          (j) to offer to buy out an Option previously granted, based on such terms and conditions as the Committee or the Board, as applicable, shall establish and communicate to the Participant at the time such offer is made.

     3.3. GUIDELINES. Subject to Article XI hereof, the Committee or the Board, as applicable, shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee or the Board, as applicable, may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of both Rule 16b3 and Section 162(m) of the Code. The Committee or the Board, as applicable, may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws. To the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3 and Section 162(m) of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith.

     3.4. DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of the Company, the Board or the Committee, as the case may be, and shall be final, binding and conclusive on the Company and its Affiliates and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

     3.5. RELIANCE ON COUNSEL. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

     3.6. PROCEDURES. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the ByLaws of the Company, at such times and places as the Committee shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the ByLaws of the Company shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee may keep minutes of its meetings and may make such rules and regulations for the conduct of its business as it shall deem advisable.

3.7. DESIGNATION OF CONSULTANTS/LIABILITY.

     (a) The Committee or the Board, as applicable, may designate employees of the Company and professional advisors to assist the Committee or the Board, as applicable, in the administration of this Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee or the Board, as applicable.

     (b) The Committee or the Board, as applicable, may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Board, its directors, the Committee, its members and any person designated pursuant to
Section 3.7(a) shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and ByLaws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or ByLaws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him under this Plan.


                                     ARTICLE IV.

                             SHARE AND OTHER LIMITATIONS

4.1. SHARES.

     (a) GENERAL LIMITATION. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan shall not exceed 1,500,000 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under this Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right granted in tandem with an Option is granted under this Plan, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. In addition, in determining the number of shares of Common Stock available for awards other than awards of Incentive Stock Options, if Common Stock has been exchanged by a Participant as full or partial payment to the Company, or for withholding, in connection with the exercise of a Stock Option or the number shares of Common Stock otherwise deliverable has been reduced for withholding, the number of shares of Common Stock exchanged as payment in connection with the exercise or for withholding or reduced shall again be available under this Plan. Any shares of Common Stock that are issued by the Company, and any awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity shall not be counted against the shares of Common Stock available for issuance under this Plan other than with regard to determining the number of shares available for Incentive Stock Options.

     (b) INDIVIDUAL PARTICIPANT LIMITATIONS. The maximum number of shares of Common Stock subject to Awards which may be granted under this Plan during any calendar year of the Company to each Eligible Employee shall be 200,000 shares (subject to any increase or decrease pursuant to Section 4.2) other than with regard to the calendar year in which an Eligible Employee initially commences employment with the Company and its Affiliates. With respect to the calendar year in which an Eligible Employee initially commences employment with the Company and its Affiliates, but only with regard to such Eligible Employee, the maximum number of shares of Common Stock subject to Awards which may be granted under this Plan shall be 400,000 shares (subject to any increase or decrease pursuant to Section 4.2). If a Tandem Stock Appreciation Right or Limited Stock Appreciation Right is granted in tandem with an Option it shall apply against the Eligible Employee's individual share limitations for both Stock Appreciation Rights and Options. To the extent that shares of Common Stock for which Options or Stock Appreciation Rights are permitted to be granted to a Participant pursuant to Section 4.1(b) during a calendar year of the Company are not covered by a grant of an Option or a Stock Appreciation Right in the Company's calendar year, such shares of Common Stock shall be available for grant or issuance to the Participant in any subsequent calendar year during the term of this Plan.

4.2. CHANGES.

     (a) The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, or Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the authorization or issuance of additional shares of Common Stock, the dissolution or liquidation of the Company or Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

     (b) In the event of any change in the capital structure or business of the Company by reason of any stock dividend or extraordinary dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, any sale or transfer of all or part of the Company's assets or business, or any similar change affecting the Company's capital structure or business and the Committee or the Board, as applicable, determines an adjustment is appropriate under this Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase or exercise price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee or the Board, as applicable, may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee or the Board, as applicable, in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

     (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by roundingdown for fractions less than onehalf and roundingup for fractions equal to or greater than onehalf. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee or the Board, as applicable, to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

     (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of all or substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights of Eligible Employees and Consultants, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least 30 days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (whether vested or not vested) but contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to this
     Section 4.2(d), then the provisions of Section 4.2(b) shall apply. This provision shall not apply to any Options granted to Non-Employee Directors.

     4.3. PURCHASE PRICE. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.


                                      ARTICLE V.

                                     ELIGIBILITY

     5.1. All employees and Consultants of the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options and Stock Appreciation Rights under this Plan. Eligibility shall be determined by the Committee in its sole discretion.

     5.2. All employees of the Company and its Affiliates described in Section 2.2(i) or (ii) are eligible to be granted Incentive Stock Options under this Plan. Eligibility shall be determined by the Committee in its sole discretion.

     5.3. NonEmployee Directors of the Company are eligible to receive automatic awards of Non-Qualified Stock Options in accordance with Article VIII of this Plan and discretionary awards of Non-Qualified Stock Options under Article VI of this Plan. Eligibility for discretionary awards of Non-Qualified Stock Options shall be determined by the Board in its sole discretion.

                                     ARTICLE VI.

                                    STOCK OPTIONS

     6.1. OPTIONS. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of
Section 422 of the Code, or (ii) a Non-Qualified Stock Option.

     6.2. GRANTS. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights). The Board shall have the authority to grant to any Non-Qualified Director a Non-Qualified Stock Option. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of an Option to the contrary, any Option granted to an Employee of an Affiliate (other than one described in Section 2.2(i) or (ii)), a Non-Employee Director or a Consultant shall be a Non-Qualified Stock Option.

     6.3. TERMS OF OPTIONS. Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee or the Board, as applicable, shall deem desirable:

          (a) OPTION EXERCISE PRICE. The exercise price per share of Common Stock subject to a Stock Option granted under this Article VI shall be determined by the Committee or the Board, as applicable, at the time of grant but shall not be less than 100% of the Fair Market Value of a share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price per share shall be no less than 110% of the Fair Market Value of the Common Stock.

          (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee or the Board, as applicable, but no Stock Option shall be exercisable more than 10 years after the date the Option is granted, provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five years.

          (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee or the Board, as applicable, at the time of grant. If the Committee or the Board provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee or the Board, as applicable, may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, that the Committee or the Board, may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee or the Board shall determine, in its sole discretion.

          (d) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under Section 6.3(c), Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of a Stock Option shall be paid for at the time of exercise as follows: (i) in cash or by check, bank draft or money order payable to the order of Company; (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee or the Board, as applicable, (which may include payment in full or part in the form of Common Stock owned by the Participant for a period of at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee or the Board or the surrender of vested Options owned by the Participant). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

          (e) INCENTIVE STOCK OPTION LIMITATIONS. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) at all times from the time the Option is granted until 3 months prior to the date of exercise (or such other period as required by applicable law), such Option shall be treated as an Option which is not an Incentive Stock Option.

          Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

          (f) FORM, MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of this Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee or the Board, as applicable, and the Committee or the Board may modify, extend or renew outstanding Options granted under this Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

          (g) OTHER TERMS AND CONDITIONS. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of this Plan, as the Committee or the Board, as applicable, shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Options are granted as the number of Options exercised, shares used to pay for the exercise price of Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the "reload" and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee or the Board, as applicable.


                                     ARTICLE VII.

                              STOCK APPRECIATION RIGHTS

     7.1. TANDEM STOCK APPRECIATION RIGHTS. A Tandem Stock Appreciation Right may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under Article VI of this Plan. In the case of a Tandem Stock Appreciation Right which is granted in conjunction with a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of a Tandem Stock Appreciation Right which is granted in conjunction with an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option. Consultants shall not be eligible for a grant of Tandem Stock Appreciation Rights granted in conjunction with all or part of an Incentive Stock Option.

     7.2. TERMS AND CONDITIONS OF TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article IX and the following:

          (a) TERM. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

          (b) EXERCISABILITY. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of
     Article VI and this Article VII.

          (c) METHOD OF EXERCISE. A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2 and the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of this Plan on the number of shares of Common Stock to be issued under this Plan. The Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

          (d) PAYMENT. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the exercise price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

     7.3. NON-TANDEM STOCK APPRECIATION RIGHTS. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under
Article VI of this Plan.

     7.4. TERMS AND CONDITIONS OF NON-TANDEM STOCK APPRECIATION RIGHTS. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article IX and the following:

          (a) TERM. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

          (b) EXERCISABILITY. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

          (c) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during its term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

          (d) PAYMENT. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

     7.5. LIMITED STOCK APPRECIATION RIGHTS. The Committee may, in its sole discretion, grant Limited Stock Appreciation Rights. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount: (i) set forth in Section 7.2(d) with respect to Tandem Stock Appreciation Rights, or (ii) set forth in Section 7.4(d) with respect to Non-Tandem Stock Appreciation Rights.


                                    ARTICLE VIII.

                         NON-EMPLOYEE DIRECTOR STOCK OPTIONS

     8.1. OPTIONS. The terms of this Article VIII shall apply only to Options granted to Non-Employee Directors.

     8.2. GRANTS. Without further action by the Board or the stockholders of the Company, each NonEmployee Director shall, subject to the terms of this Plan, be granted:

          (a) Options to purchase 20,000 shares of Common Stock as of the date the NonEmployee Director begins service as a NonEmployee Director on the Board on or after the Effective Date of this Plan, and

          (b) Options to purchase 10,000 shares of Common Stock on the date of each annual stockholders meeting of the Company, beginning with the 1998 annual stockholders meeting, provided such Non-Employee Director has, as of each such annual stockholders meeting, been a Non-Employee Director for at least 12 months and has not experienced a Termination of Directorship.

     8.3. NON-QUALIFIED STOCK OPTIONS. Stock Options granted under this Article VIII shall be Non-Qualified Stock Options.

     8.4. TERMS OF OPTIONS. Options granted under this Article VIII shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with terms of this Plan, as the Board shall deem desirable:

          (a) OPTION EXERCISE PRICE. The Option exercise price per share of Common Stock subject to an Option granted pursuant to Section 8.2(a)(1) shall be equal to 100% of the Fair Market Value of the share of Common Stock at the time of grant.

          (b) EXERCISABILITY. Except as otherwise provided herein, 25% of any Option granted under this Article VIII shall be exercisable on or after each of the four anniversaries immediately following the date of grant. Notwithstanding the foregoing, all Options shall fully vest and become exercisable upon a Change in Control.

          (c) METHOD OF EXERCISE. A Non-Employee Director electing to exercise one or more Options shall give written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of a Stock Option shall be paid for at the time of exercise as follows: (i) in cash or by check, bank draft or money order payable to the order of Company; (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Board (which may include payment in full or part in the form of Common Stock owned by the Participant for a period of at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Board or the surrender of vested Options owned by the Participant). No shares of Common Stock shall be issued until payment therefore, as provided herein, has been made or provided for.

          (d) OPTION TERM. Except as otherwise provided herein, if not previously exercised each Option shall expire upon the tenth anniversary of the date of the grant thereof.

     8.5. TERMINATION OF DIRECTORSHIP. The following rules apply with regard to Options (including Options granted under Articles VI and VIII) upon the Termination of Directorship:

          (a) TERMINATION OF DIRECTORSHIP BY REASON OF DEATH OR DISABILITY. Except as otherwise provided herein, upon the Termination of Directorship, on account of death or Disability, all then outstanding Options shall fully vest and become exercisable and shall remain exercisable by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, at any time within a period of one year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option.

          (b) OTHERWISE CEASING TO BE A DIRECTOR OTHER THAN FOR CAUSE. Except as otherwise provided herein, upon the Termination of Directorship, on account of Retirement, resignation, failure to stand for reelection or failure to be reelected or otherwise other than as set forth in (b) below, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable, to the extent exercisable at the Termination of Directorship, at any time within a period of one year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option.

          (c) CAUSE. Upon removal, failure to stand for reelection or failure to be renominated for Cause, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct that would have justified a removal for Cause during such directorship, all outstanding Options of such Participant shall immediately terminate and shall be null and void.

          (d) CANCELLATION OF OPTIONS. Except as provided in (a) above, no Options that were not exercisable during the period such person serves as a director shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Options shall terminate and become null and void upon a Termination of Directorship.

     8.6. CHANGES.

          (a) The Awards to a NonEmployee Director under Articles VI and VIII shall be subject to Sections 4.2(a), (b) and (c) of this Plan and this
     Section 8.6, but shall not be subject to Section 4.2(d).


          (b) If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Options or substitutes new Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Options shall expire without additional compensation to the holder thereof; provided, that, the Board shall deliver notice to each Non-Employee Director at least 30 days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Participant shall have the right to exercise in full effective as of such consummation all Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a 90 day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.


                                     ARTICLE IX.

                        NON-TRANSFERABILITY AND TERMINATION OF
                          EMPLOYMENT/CONSULTANCY PROVISIONS

     9.1. Except as otherwise provided in this Section 9.1, no Stock Option or Stock Appreciation Right shall be Transferred by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant's lifetime, only by the Participant. Tandem Stock Appreciation Rights may be Transferred, to the extent permitted above, only with the underlying Stock Option. No Award shall, except as otherwise specifically provided by law or herein, be Transferred in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be used for the payment of, subject to, or otherwise encumbered by or hypothecated for the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Non-Qualified Stock Option granted pursuant to Article VI (other than a Non-Qualified Stock Option granted to a Non-Employee Director) that is otherwise not transferable pursuant to this Article IX is transferable in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

     9.2. TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY. The following rules apply with regard to Options and SARs upon the Termination of Employment or Termination of Consultancy of a Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant (or his estate in the event of death) are reduced, thereafter:

          (a) TERMINATION BY REASON OF DEATH. If a Participant's Termination of Employment or Termination of Consultancy is by reason of his death, any Stock Option or SAR held by such Participant may be exercised, to the extent exercisable at the Participant's Termination of Employment or Termination of Consultancy, by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, at any time within a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or SAR.

          (b) TERMINATION BY REASON OF DISABILITY OR RETIREMENT. If a Participant's Termination of Employment or Termination of Consultancy is by reason of his

     Disability or Retirement, any Stock Option or SAR held by such Participant may be exercised, to the extent exercisable at the Participant's Termination of Employment or Termination of Consultancy, by the Participant, at any time within a period of one year from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated term of such Stock Option or SAR; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option or SAR held by such Participant shall thereafter be exercisable by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, to the extent to which it was exercisable at the time of death, for a period of one year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or SAR.

          (c) INVOLUNTARY TERMINATION WITHOUT CAUSE. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause, any Stock Option or SAR held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of 90 days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or SAR.

          (d) VOLUNTARY TERMINATION BY THE PARTICIPANT. If a Participant's Termination of Employment or Termination of Consultancy is a voluntary termination by the Participant and occurs prior to, or more than 90 days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy for Cause (without regard to any notice or cure period requirements), any Stock Option or SAR held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of 30 days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or SAR.

          (e) TERMINATION FOR CAUSE. If a Participant's Termination of Employment or Termination of Consultancy is: (i) for Cause, or (ii) a voluntary termination (as provided in subsection (d) above) within 90 days after an event which would be grounds for a Termination of Employment or Termination of Consultancy for Cause, any Stock Option or SAR held by such Participant shall thereupon terminate and expire as of the date of termination.

     9.3. TERMINATION REPAYMENT. Notwithstanding anything else in this Plan to the contrary, in the event (i) a Participant's Termination of Employment or Termination of Consultancy occurs not more than 3 months after the exercise of a Stock Option or SAR, or (ii) a Participant engages in a competitive activity as determined by the Committee in its sole discretion after the exercise of a Stock Option or SAR, the Committee may, in its sole discretion, require the Participant to pay the Company an amount in cash, for each share with respect to which the Option or SAR was exercised, equal to the difference between: (i) the

Fair Market Value of the Common Stock on the date of such termination or determination, as applicable, and (ii) the exercise price for each such share.


                                      ARTICLE X.

                             CHANGE IN CONTROL PROVISIONS

     10.1. BENEFITS. In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Option to an Eligible Employee or Consultant, the Participant shall be entitled to the following benefits:

            (a) Subject to paragraph (b) below with regard to Options granted to Eligible Employees and Consultants, all outstanding Options and the related Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights of such Participant granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee or the Board (as applicable), in its sole discretion, may provide for the purchase of any such Stock Options by the Company for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 10.1, Change in Control Price shall mean the higher of: (i) the highest price per share of Common Stock paid in any transaction related to the Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the 60 day period preceding the Change in Control.

            (b) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time an Option is granted to an Eligible Employee or Consultant hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Option if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or an subsidiary of such employer), or, in the case of a Consultant, by the entity (or its parent or subsidiary) which retains the Consultant, immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

            (i) the Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within 30 days of the Change in Control;

            (ii) the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise schedule; and

            (iii) the Alternative Option must have economic value substantially equivalent to the value of such Option (determined at the time of the Change in Control).

            For purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury regulation
     Section 1.425-1 (and any amendments thereto).

            (c) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Option (other than a grant to a Non-Employee Director pursuant to Article VIII hereof) or Stock Appreciation Right, upon a Termination of Employment or Termination of Consultancy during the Pre-Change in Control Period. Unless otherwise determined by the Committee, the Pre-Change in Control Period shall be the 180 day period prior to a Change in Control.

     10.2. CHANGE IN CONTROL. A "Change in Control" shall be deemed to have occurred:

            (a) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the owner (as defined in Rule 13d3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

            (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph
     (a), (c), or (d) of this section) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least twothirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

            (c) upon the merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

            (d) upon the stockholder's of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.


                                     ARTICLE XI.

                           TERMINATION OR AMENDMENT OF PLAN

     11.1. TERMINATION OR AMENDMENT. Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in this Article XI), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or with respect to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would: (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees and Consultants eligible to receive Awards under this Plan; (iv) decrease the minimum exercise price of any Stock Option or SAR; or (v) extend the maximum option term under Section 6.3(b). In no event may this Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under this Plan (subject to Section 4.2), decrease the minimum exercise price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

The Committee (and in the case of awards of Stock Options to Non-Employee Directors, the Board) may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee (or the Board) shall impair the rights of any Participant without the Participant's consent.


                                     ARTICLE XII.

                                    UNFUNDED PLAN

     12.1. UNFUNDED STATUS OF PLAN. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


                                    ARTICLE XIII.

                                  GENERAL PROVISIONS

     13.1. LEGEND. The Committee or the Board, as applicable, may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee or the Board, as applicable, deems appropriate to reflect any restrictions on Transfer.

     All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee or the Board, as applicable, may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee or the Board, as applicable, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     13.2. OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     13.3. NO RIGHT TO EMPLOYMENT/CONSULTANCY/DIRECTORSHIP. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee or Consultant any right with respect to continuance of employment or consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or consultant retained to terminate his employment or consultancy, as applicable, at any time. Neither this Plan nor the grant of any Option hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

     13.4. WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

     The Committee shall permit any such withholding obligation with regard to an Eligible Employee or Consultant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

     13.5.  LISTING AND OTHER CONDITIONS.

            (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. Notwithstanding the foregoing, the grant of an Award hereunder is not intended to be conditional and the Company shall have no obligation to issue such shares unless and until such shares are so listed; provided, however, that any delay in the issuance of such shares shall be based solely on a reasonable business decision and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

            (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

            (c)     Upon termination of any period of suspension under this
     Section 13.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

     13.6. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

     13.7. CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, this Plan shall be limited, construed and interpreted in a manner so as to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b3; however, noncompliance with Section 162(m) of the Code and Rule 16b3 shall have no impact on the effectiveness of an Award under this Plan.

     13.8. OTHER BENEFITS. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries or affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

     13.9. COSTS. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

     13.10. NO RIGHT TO SAME BENEFITS. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

     13.11. DEATH/DISABILITY. The Committee or the Board, as applicable, may in its discretion require the transferee of a Participant's Award to supply the Company with written notice of the Participant's death or Disability and to supply the Company with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee or the Board, as applicable, deems necessary to establish the validity of the Transfer of an Award. The Committee or the Board, as applicable, may also require that the transferee agree in writing to be bound by all of the terms and conditions of this Plan.

     13.12. SEVERABILITY OF PROVISIONS. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

     13.13. HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

                                     ARTICLE XIV.

                                EFFECTIVE DATE OF PLAN

     This Plan has been adopted by the Board effective as of April 21, 1998 (the "Effective Date"), subject to and conditioned upon the approval of this Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware and any applicable exchange requirements.


                                     ARTICLE XV.

                                     TERM OF PLAN

     No Award shall be granted pursuant to this Plan on or after the tenth anniversary of the Effective Date, but Awards granted prior to such tenth anniversary may extend beyond that date.


                                     ARTICLE XVI.

                                     NAME OF PLAN

     This Plan shall be known as the Computron Software, Inc. 1998 Stock Option Plan.

                               COMPUTRON SOFTWARE, INC.

                                1998 STOCK OPTION PLAN

                                  TABLE OF CONTENTS
                                  -----------------
                                                                            Page
                                                                            ----

ARTICLE I.       PURPOSE . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE II.      DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE III.     ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . . 5

ARTICLE IV.      SHARE AND OTHER LIMITATIONS . . . . . . . . . . . . . . . . . 9

ARTICLE V.       ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . . . .11

ARTICLE VI.      STOCK OPTIONS . . . . . . . . . . . . . . . . . . . . . . . .12

ARTICLE VII.     STOCK APPRECIATION RIGHTS . . . . . . . . . . . . . . . . . .14

ARTICLE VIII.    NON-EMPLOYEE DIRECTOR STOCK OPTIONS . . . . . . . . . . . . .16

ARTICLE IX.      NON-TRANSFERABILITY AND TERMINATION
                 OFEMPLOYMENT/CONSULTANCY PROVISIONS . . . . . . . . . . . . .19

ARTICLE X.       CHANGE IN CONTROL PROVISIONS. . . . . . . . . . . . . . . . .21

ARTICLE XI.      TERMINATION OR AMENDMENT OF PLAN. . . . . . . . . . . . . . .23

ARTICLE XII.     UNFUNDED PLAN . . . . . . . . . . . . . . . . . . . . . . . .24

ARTICLE XIII.    GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . .24

ARTICLE XIV.     EFFECTIVE DATE OF PLAN. . . . . . . . . . . . . . . . . . . .27

ARTICLE XV.      TERM OF PLAN. . . . . . . . . . . . . . . . . . . . . . . . .27

ARTICLE XVI.     NAME OF PLAN. . . . . . . . . . . . . . . . . . . . . . . . .27

                       ADDENDUM TO THE COMPUTRON SOFTWARE, INC.
                                1998 STOCK OPTION PLAN
                           FOR EMPLOYEES RESIDING IN FRANCE



          The following provisions apply to awards under the Computron Software, Inc. 1998 Stock Option Plan (the "Plan") to employees of the Corporation's French subsidiary (the "French Subsidiary"):

1. Employees of the French Subsidiary are not eligible to receive awards of tandem or limited stock appreciation rights under the Plan.

2. Consultants, independent advisors and non-employee members of the board of directors of the French Subsidiary are not eligible to receive any awards under the Plan.

3. Options may not be granted to employees of the French Subsidiary who hold shares representing ten percent (10%) or more of the Corporation's share capital and/or the French Subsidiary's share capital.

4. The exercise price of any option granted to an employee of the French Subsidiary may not be less than one hundred percent (100%) of the average of the market value of a share of Common Stock on the twenty (20) daily sessions immediately preceding the option grant date.

5. Options to purchase authorized but unissued shares of Common Stock may not be granted to employees of the French Subsidiary more than five (5) years after the date on which the stockholders of the Corporation approved the Plan.

6. The exercise price of any option granted to employees of the French Subsidiary is intangible and shall be adjusted only upon the occurrence of the events specified under the July 24, 1966 corporate law (section 208-5) in accordance with French law.

7. Upon the death of an employee of the French Subsidiary, any outstanding options shall remain exercisable, to the extent exercisable at the time of death, for not more than six (6) months after the date of death (or, if earlier, the expiration of the option term) .

8. The Plan Administrator shall not have the authority to grant transferable options to employees of the French Subsidiary.

                          COMPUTRON SOFTWARE, INC.
          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- June 10, 1998
      (THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY)

P The undersigned stockholder of Computron Software, Inc. hereby appoints John A. Rade, President and Chief Executive Officer and Michael R.
R Jorgensen, Executive Vice President, Chief Financial Officer and Treasurer and each of them, with full power of substitution, proxies
O to vote the shares of stock which the undersigned could vote if personally present at the Annual Meeting of Stockholders of Computron
X  Software, Inc. to be held at the Meadowlands Hilton, 2 Harmon
   Plaza, Secaucus, New Jersey 07094, telephone number (201) 348-6900
Y  on June 10, 1998, at 9:00 A.M. or any adjournment thereof.


/X/ PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

                  FOR all nominees           WITHHOLD
                  below (except as         AUTHORITY to
                   marked to the           vote for all                                                 ABSTAIN
                     contrary)            nominees below                                                  WITH
                                                                                       FOR   AGAINST   RESPECT TO
1.   ELECTION OF      /   /                   /   /         2.   APPROVAL OF THE
     DIRECTORS                                                   1998 STOCK OPTION     / /     / /          /  /
                                                                 PLAN

(for terms as described in the Proxy Statement)             as described in the Proxy Statement.

                                                                                                      ABSTAIN
(1) Elias Typaldos;                                                                                     WITH
(2) John A. Rade;                                                                    FOR   AGAINST   RESPECT TO
(3) Gennaro Vendome;                                        3.   APPROVAL OF KPMG    / /     / /        / /
(4) Gregory Kopchinsky;                                          PEAT MARWICK LLP AS
(5) Robert Migliorino;                                           THE COMPANY'S
(6) Michel Berty;                                                INDEPENDENT
(7) William Vogel;                                               AUDITORS
and (8) Edwin T. Brondo.

INSTRUCTION:  To withhold authority to vote                 as described in the Proxy Statement.
for an individual nominee, write the
nominee's name in the space provided below.

                                                            4.   IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY
                                                                 PROPERLY COME BEFORE THE MEETING

                                                            UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL
                                                            BE VOTED FOR THE ELECTION OF THE PERSONS
                                                            NOMINATED BY MANAGEMENT AS DIRECTORS AND
                                                            FOR PROPOSALS 2 AND 3.

Signature(s) of Stockholder___________________________  Dated:_______________
NOTE: Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.